UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐	Soliciting Material Pursuant to § 240.14a-12
ESCALON MEDICAL CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Escalon Medical Corp.
435 Devon Park Drive, Building 100
Wayne, PA 19087
Tel.610-688-6830 — Fax. 610-688-3641

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 29, 2017
To the Shareholders of ESCALON MEDICAL CORP.:
The annual meeting of shareholders of Escalon Medical Corp. will be held at 9:00 a.m., local time, on June 29, 2017, at the offices of the Company, 435 Devon Park Drive, Building 100, Wayne, PA 19087. At our annual meeting, our shareholders will act on the following matters:

1.	To elect one Class II director for a term of two years and until her successor has been elected to serve;

2.	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017;

3.	To approve, by non-binding vote, the compensation of the Company's executive officers described in the accompanying proxy statement.

4.	Any other matters that properly come before our annual meeting.
All shareholders of record as of the close of business on May 4, 2017 are entitled to vote at our annual meeting.
We have included our 2016 Annual Report to Shareholders with this Notice and accompanying proxy statement.
The rules of the Securities and Exchange Commission, or the SEC, allow us to furnish proxy materials to our shareholders on the Internet. We believe that this process allows us to provide you with the information you need while lowering the costs associated with the annual meeting. You are cordially invited to attend the annual meeting in person. However, to ensure that your vote is counted at the annual meeting, please vote as promptly as possible. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

By Order of the Board of Directors,

Richard J. DePiano
Chairman
May 18, 2017
Wayne, Pennsylvania
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON June 29, 2017.
THE ESCALON MEDICAL CORP. PROXY STATEMENT AND 2016 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM.

ESCALON MEDICAL CORP.
PROXY STATEMENT
This proxy statement contains information relating to the annual meeting of shareholders of Escalon Medical Corp. to be held on June 29, 2017, at the offices of the Company, 435 Devon Park Drive, Building 100, Wayne, PA 19087 at 9:00 a.m., local time, and at any adjournment, postponement or continuation of the annual meeting. This proxy statement and the accompanying proxy are first being mailed, or made available to our shareholders on or about May 19, 2017. Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our” “Escalon” or the “Company” mean Escalon Medical Corp. and its subsidiaries.
Questions and Answers Regarding the Proxy Statement and Annual Meeting
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet or, upon your request, have delivered a printed version to you by mail. These materials are being provided in connection with our solicitation of proxies for use at the annual meeting of shareholders, to be held on June 29, 2017 at 9:00 a.m., local time, or at any adjournment or postponement thereof. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 19, 2017 to our shareholders entitled to notice of and to vote at the meeting.
All shareholders will have the ability to access the proxy materials on the web site referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet.
You are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. The annual meeting will be held at our corporate headquarters located at 435 Devon Park Drive, Building 100, Wayne, PA 19087.
How can I obtain electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:

•	view our proxy materials for the annual meeting on the Internet; and

•	instruct us to send future proxy materials to you electronically by email.
Our proxy materials are also available at www.proxyvote.com.
With respect to future annual meetings of shareholders, if you previously elected to access your proxy materials over the Internet, you will not receive a Notice or printed proxy materials in the mail. Instead you will receive an e-mail with a link to the proxy materials and voting instructions.
Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you thereby lowering the costs associated with the annual meeting. If you choose to receive future proxy materials by e-mail, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting web site. Your election to receive proxy materials by email will remain in effect until you terminate it.

I

PROXY STATEMENT

II

III

IV

ABOUT OUR ANNUAL MEETING
What is the purpose of our annual meeting?
At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of one Class II director, ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2017, approval, by non-binding vote, the compensation of our executive officers described in the accompanying proxy statement.. In addition, our management will report on our performance during fiscal 2016 and the latest interim period and respond to appropriate questions from shareholders.
VOTING
Who is entitled to vote at our meeting?
Holders of common stock of record at the close of business on the record date, May 4, 2017, are entitled to receive notice of and to vote at our annual meeting, and any adjournment, postponement or continuation of our annual meeting.
What are the voting rights of our shareholders?
As of the record date, 7,551,430 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our annual meeting.
Who can attend our annual meeting?
All shareholders as of the record date, or their duly appointed proxies, may attend our annual meeting. Even if you currently plan to attend our annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our annual meeting.
If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our annual meeting.
What constitutes a quorum?
The presence at our annual meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at our annual meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at our annual meeting.

How do I vote?
You may vote using any of the following methods:

•By Internet or telephone
If you are a shareholder of record, you will need the control number included on the Notice to access the proxy statement and annual report. Follow the instructions in the Notice to vote your shares electronically on the Internet, or by calling the toll-free number referenced in the materials available on the Internet.
If you are a beneficial owner of shares, you may vote your shares electronically on the Internet by following the instructions sent to you by your broker, bank or other holder of record, or by calling the toll-free number referenced in the materials available on the Internet.

•	By mail
If you are a shareholder of record, request from us, by following the instructions on the Notice, printed copies of the proxy statement and annual report, which will include a proxy card. If you are a beneficial owner of shares, follow the instructions from your broker, bank or other holder of record to request copies of the proxy statement and annual report, which will include a voting instruction form. Be sure to complete, sign and date the proxy card or voting instruction form and return it in the prepaid envelope.

•In person at the annual meeting
All shareholders of record may vote in person at the annual meeting. You can request a ballot at the meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the annual meeting.
Internet and telephone voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on June 28, 2017. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials provided to you by your broker, bank or other holder of record. If you vote on the Internet or by telephone, you do not have to return a proxy card or voting instruction form. If you are located outside the U.S. please use the Internet or mail voting methods. Your vote is important. Your timely response can save us the expense of attempting to contact you again.
May I change my vote after I return my proxy card?
Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our annual meeting in person and request that your proxy be revoked, although attendance at our annual meeting will not by itself revoke a previously granted proxy.

What are our Board’s recommendations?
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

•	FOR election of our nominees for one Class II director; and

•	FOR ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2017.

•	FOR approval, by non-binding vote, the compensation of our executive officers described in this proxy statement.
What vote is required to approve each matter?
Election of One Class II Director. The person receiving the highest number of “FOR” votes cast by the holders of our common stock for election as Class II director will be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election will not be voted with respect to the director indicated, although the proxy will be counted for purposes of determining whether a quorum is present. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or persons otherwise entitled to vote the shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will not be taken into account in determining the outcome of the election of one Class II director. We do not permit cumulative voting in the election of directors.
Ratification of Auditors. The affirmative vote of a majority of the votes cast by the holders of shares of our common stock at the annual meeting will be required for the ratification of the selection of our independent registered public accounting firm for the fiscal year ending June 30, 2017. Abstentions and broker non-votes do not constitute votes cast and therefore will not affect the outcome of the vote.

Advisory Vote of Executive Compensation. The SEC has adopted rules requiring public companies to provide shareholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. We are presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse the compensation paid to the officers named in the Summary Compensation Table under “Executive Compensation” (the “named executive officers”), as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

“RESOLVED, that the compensation paid to our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation Discussion and Analysis, the compensation tables and narrative discussion is hereby APPROVED.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.
We will submit a non-binding proposal regarding Executive compensation to our shareholders at our 2019 annual meeting of shareholders.

REQUIRED VOTE
In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Meeting.  Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.
If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board of Directors, i.e., FOR the election of our nominees for Class II directors, FOR the ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June  30, 2017 and FOR approval, by non-binding vote, the compensation of the company's executive officers described in this proxy statement.
Who will pay the costs of soliciting proxies on behalf of our Board of Directors?
We are making this solicitation and will pay the cost of soliciting proxies on behalf of our Board of Directors, including expenses of preparing and of any mailing this proxy statement. The solicitation of proxies or votes may be made in person or by telephone or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table indicates, as of May 4, 2017, information about the beneficial ownership of our common stock by (1) each director as of May 4, 2017, (2) each Named Executive Officer, (3) all directors and executive officers as of May 4, 2017 as a group and (4) each person who we know beneficially owns more than 5% of our common stock. All such shares were owned directly with sole voting and investment power unless otherwise indicated.

Name	Amount of Beneficial Ownership of Outstanding Shares (1)	Percent of Class	Amount of Beneficial Ownership of Shares Underlying Stock Options	Amount of Aggregate Beneficial Ownership	Aggregate Percent of Class
Richard J. DePiano	144,278	1.9%	80,000	224,278	3.0%
Richard J. DePiano, Jr.	206	—%	97,000	97,206	1.3%
Robert O’Connor	—	—%	87,000	87,000	1.2%
Mark G. Wallace	—	—%	70,000	70,000	*
Lisa A. Napolitano	—	—%	54,000	54,000	*
C. Sean Closkey	—	—%	7,000	7,000	2.2%
C. Todd Trusk	250	—%		250	*
All Directors and Executive Officers as a group (7 persons)	144,734	1.9%	395,000	539,734	7.2%

(*)	Less than one percent

(1)
Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part with the person’s spouse, or individually by his or her spouse. No shares held by board members or Named Executive Officers are pledged as collateral.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with us and the SEC. Based upon written representations received by us from our officers, directors and 10% or greater shareholders, and our review of the statements of beneficial ownership changes filed with us by our officers, directors and 10% or greater shareholders during fiscal 2016, we believe all such filings required during the fiscal 2016 were made on a timely basis.

PROPOSAL NO.1
ELECTION OF DIRECTOR
ITEM 1 – ELECTION OF CLASS II DIRECTOR
Introduction
The election of our directors by our shareholders is governed by the Pennsylvania Business Corporation Law and our Bylaws. The following discussion summarizes these provisions and describes the process our Governance and Nominating Committee follows in connection with the nomination of candidates for election as directors by the holders of our common stock.
Governance and Nominating Procedures
Our Governance and Nominating Committee is responsible for recommending to the Board of Directors candidates to stand for election to the Board of Directors at our annual meeting. Our Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the advance notice procedures in Section 2.3 of our Bylaws. These procedures are described under “Shareholder Proposals” in this proxy statement. The Governance and Nominating Committee may also consider director candidates proposed by our management. We have not utilized third party executive search firms to identify candidates for director.
With the exception of applicable rules of the SEC our Governance and Nominating Committee does not have any specific, minimum qualifications for candidates for election to our Board of Directors, and our Governance and Nominating Committee may take into account such factors as it deems appropriate. Our Governance and Nominating Committee examines the specific attributes of candidates for election to our Board of Directors and also considers the judgment, skill, diversity, business experience, the interplay of the candidate’s experience with the experience of the other members of our Board of Directors and the extent to which the candidate would contribute to the overall effectiveness of our Board of Directors.
Our Governance and Nominating Committee will utilize the following process in identifying and evaluating candidates for election as members of our Board of Directors:

•
Evaluation of the performance and qualifications of the members of our Board of Directors whose term of office will expire at the forthcoming annual meeting of shareholders and determination of whether they should be nominated for re-election.

•	Consideration of the suitability of the candidates for election, including incumbent directors.

•
Review of the qualifications of any candidates proposed by shareholders in accordance with our Bylaws, candidates proposed by management and candidates proposed by individual members of our Board of Directors.

•	After such review and consideration, propose to the Board of Directors a slate of candidates for election at the forthcoming annual meeting of shareholders.
Actions Taken by Our Governance and Nominating Committee
Our Governance and Nominating Committee met once in fiscal 2016, but our entire Board of Directors performed the functions of the Governance and Nominating Committee with respect to the nominating of candidates for election at the annual meeting. The Board of Directors met on May 1, 2017 and February 10, 2017 for the purpose of nominating candidate for election as Class II director by our shareholders at our annual meeting of shareholders and approved the nomination of the person named below.

Candidates for Election
Our Board of Directors currently consists of five members, three of whom are considered independent for purposes of the applicable Nasdaq rules. The current independent directors are Lisa A. Napolitano, C. Sean Closkey and C. Todd Trusk. Each director is elected for a three-year term and until his/her successor has been duly elected.
One Class II director is to be elected at our annual meeting. Unless otherwise instructed, the proxies solicited by our Board of Directors will be voted FOR the election of the nominee named below. The Class II director nominee currently serves as a member of our Board of Directors.
If the nominee for Class II director becomes unavailable for any reason, the proxies intend to vote for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe the nominee for Class II directors named will be unable to serve if elected. Any vacancy occurring on our Board of Directors for any reason may be filled by a majority vote of our directors then in office until the expiration of the term of the class of directors in which the vacancy exists.
The name of the nominee for Class II director who will continue in office after our annual meeting until the expiration of her term, together with certain information regarding her, are as follows:

Nominees for Class II Name of Director	Director Since	Year Term Will Expire	Age	Principal Occupation During Past Five Years and Certain Directorships
Lisa A. Napolitano	2003	2019*	53
Tax Manager, Global Tax Management, Inc., a provider of compliance support services for both federal and state taxes, since 1998. Ms. Napolitano is a Certified Public Accountant in Pennsylvania. Ms. Napolitano qualifies for our Board and Audit Committee based on her extensive experience in public accounting and through her understanding of internal controls, accounting principals, business operations and regulatory compliance. We believe that Ms. Napolotano’s financial, operational and regulatory experience qualifies her to serve as a member of our Board and our Audit Committee.

*	If elected at the Annual Meeting.

Directors Continuing in Office

Class I Name of Director	Director Since	Year Term Will Expire	Age	Principal Occupation During Past Five Years and Certain Directorships
Richard J. DePiano, Jr.	2013	2018	51
Mr. DePiano, Jr. was appointed as a member of our Board in May 2013 as a Class I director. Mr. DePiano, Jr. was appointed our Chief Operating Officer and General Counsel on December 28, 2006 and as our President on January 1, 2008. Mr. DePiano, Jr. was appointed as Chief Executive Officer on September 28, 2013. Mr. DePiano, Jr. joined us in November of 2000 as Vice President Corporate and Legal Affairs. Prior to joining us, Mr. DePiano, Jr. worked with Forceno & Arangio, L.L.P., from September 1998 until November 2000 as a Senior Associate. Prior to this Mr. DePiano, Jr. was in private law practice since 1992. He served as President in 2008 and 2009 and was a member of the Board of Directors of the Delaware Valley Corporate Counsel Association from 2005 until 2010 (“DELVACCA”).  Mr. DePiano, Jr. also served as the Chairman of the Nominations Committee, Chairman of the Law School Initiative Committee and member of the Pro-Bono Committee of DELVACCA.  He also is a member of the Board of Directors of the Montgomery County Industrial Development Authority and serves as Treasurer. Mr. DePiano also currently serves as a member of the Board of Directors of Senior Health Properties-South, Inc. and serves as Chairman of the Board of Directors of the Amoore Group Inc.  Mr. DePiano, Jr.'s significant experience with us, including his operational, financial and leadership qualify to serve as our President and Chief Executive Officer and as a member of our Board. Mr. DePiano, Jr. is the son of Mr. DePiano.

C. Todd Trusk	2015	2018	49
President, BroadBase Solutions, Inc., an information technology staffing and consulting firm since 2000. Mr. Trusk was a sales executive with CB Technologies an IT consulting firm based in the Philadelphia suburbs. Before joining CB Technologies Mr. Trusk held several sales and sales management positions within the disposable medical equipment markets B. Braun Medical from 1994 to 1997 and Calgon Vestal Labs, a subsidiary of Merck & Co.; Inc. from 1991 to 1994. We believe Mr. Trusk’s operational, executive and professional experience qualifies him to serve as a member of our Board and our Audit Committee.

Class III Name of Director	Director Since	Year Term Will Expire	Age	Principal Occupation During Past Five Years and Certain Directorships
Richard J. DePiano	1996	2017	75
Chairman of Escalon Medical Corp. since March 1997. Mr. DePiano served as CEO from March 1997 and retired from day-to-day operations effective on Sepetember 28, 2013. Mr. DePiano was CEO of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986; currently serves as Chairman of the Board of Directors of PhotoMedex, Inc. Our Board has determined that Mr. DePiano's lengthy and significant experience with us, including his operational, financial, accounting, executive and leadership qualify him to serve as our Chairman of our Board of Directors. Mr. DePiano is the father of Mr. DePiano, Jr.

C. Sean Closkey	2013	2017	48
Mr. Closkey was appointed as a member of our Board in May 2013 as a Class III director. Mr. Closkey is the President of TRF Development Partners (“TRF DP”). TRF DP was established in 2006 as a non-profit real estate development company whose mission is to develop affordable housing and stabilize distressed urban areas. TRF DP focuses its resources on creating quality affordable housing and urban redevelopment work in the Mid-Atlantic US. Prior to that, Mr. Closkey was the executive vice president of The Reinvestment Fund in Philadelphia, PA, is one of the nation's largest and most productive community development financial institutions. Mr. Closkey was the executive director of The New Jersey Housing & Mortgage Finance Agency. The agency's mission is to finance the development of affordable housing throughout the State of New Jersey. We believe that Mr. Closkey's financial, operational and executive experience qualifies him to serve as a member of our Board and our Audit Committee.

CORPORATE GOVERNANCE

We have has adopted a Code of Ethics, which can be accessed on our web site. Our website is located at www.escalonmed.com. Any amendment to our Code of Ethics will be reported on our web site and, to the extent required, in a Form 8-K current report filed with the SEC.

We believe our shareholders are best served if the Board retains flexibility to decide what leadership structure works best for us based on the facts and circumstances existing from time to time. Currently, the offices of Chairman and CEO are held by the different persons, Richard J. DePiano and Richard J. DePiano, Jr., respectively. The Board does not believe that its independence or performance would be enhanced by requiring that the Chairman be an independent director. The Board follows sound corporate governance practices to ensure its independence and effective functioning. Most importantly, three of the five directors are independent and meet regularly in scheduled executive sessions. These sessions are led by an independent director with clear duties to ensure proper checks and balances. In addition, the Board’s audit, compensation and governance committees are and have for many years been composed solely of independent directors. This means that oversight of critical issues such as the integrity of our financial statements and CEO and senior management compensation are entrusted to independent directors. The Board retains the right to review this determination as facts and circumstances change.

Our Board and Its Committees
Our Board met four times in fiscal 2016. Our Board has an Executive Committee, an Audit Committee, a Governance and Nominating Committee and a Compensation Committee. Each of our directors attended 75% or more of the meetings of our Board of Directors and committees of our Board on which that director serves.
Audit Committee
Our Audit Committee consists of Ms. Napolitano, Mr. Closkey and Mr. Trusk. The Audit Committee met four times in fiscal 2016. Each member of the Audit Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Consistent with the Sarbanes-Oxley Act of 2002, the Audit Committee has responsibility for:

•	the selection of our independent registered public accounting firm;

•	reviewing the scope and results of the audit;

•	reviewing related-party transactions; and

•	reviewing the adequacy of our accounting, financial, internal and operating controls.
Our Audit Committee operates pursuant to a written charter, the full text of which is available on our website, www.escalonmed.com. Our Audit Committee and our Board review the charter annually.
Governance and Nominating Committee
Our Governance and Nominating Committee consists of C. Todd Trusk, Lisa A Napolitano and C. Sean Closkey. The Committee met twice in fiscal 2016. Each member of the Governance and Nominating Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Governance and Nominating Committee has responsibility for:

•	developing and recommending to the Board corporate governance guidelines, establishing procedures to ensure effective functioning of the Board;

•	reviewing of director compensation;

•	identifying individuals believed to be qualified to become members of our and to recommend to our Board of Directors nominees to stand for election as directors; and

•	Identifying members of our Board qualified to serve on the various committees of our Board of Directors.
Our Governance and Nominating Committee operates pursuant to a written charter, the full text of which is available on our website. Our Governance and Nominating Committee and our Board review the charter annually.
Compensation Committee
Our Compensation Committee consists of, Lisa A. Napolitano, C. Todd Trusk and Sean C. Closkey. The Committee met once in fiscal 2016. Each member of the Compensation Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Compensation Committee has responsibility for:

•	the annual review and determination of the compensation of our executive officers;

•	providing annual compensation recommendations to our Board for all of our officers;

•	determining the employees who participate in our equity incentive plans and the provision of recommendations to our Board as to individual stock option grants and other awards; and

•	the general oversight of our employee benefit plans.
Our Compensation Committee operates pursuant to a written charter, the full text of which is available on our website, www.escalonmed.com. Our Compensation Committee’s charter reflects these responsibilities, and the Compensation Committee and our Board review the charter annually.
Director – Shareholder Communications

Our shareholders may communicate with our Board through our Secretary. Shareholders who wish to communicate with any of our directors may do so by sending their communication in writing addressed to a particular director, or in the alternative, to “Non-management Directors” as a group, in care of our Secretary at our headquarters, 435 Devon Park Drive, Building 100, Wayne, PA 19087. All such communications that are received by our Secretary will be promptly forwarded to the addressee or addressees set forth in the communication.
We actively encourage our directors to attend our annual meetings of shareholders because we believe director attendance at our annual meetings provides our shareholders with an opportunity to communicate with the members of our Board of Directors. All of our directors attended our 2016 annual meeting of shareholders held in 2015 and intend to be in attendance at our 2017 annual meeting.

EXECUTIVE OFFICERS OF THE COMPANY
Our executive officers are as follows:

Name	Age	Position
Richard J. DePiano	75	Chairman
Richard J. DePiano, Jr.	51	Chief Executive Officer, President and General Counsel
Mark G. Wallace	47	Chief Operating Officer
Robert M. O’Connor	55	Chief Financial Officer
Biographical information regarding Mr. DePiano and Mr. DePiano, Jr. is set forth under "Election of Directors--Directors Continuing in Office" above.
Mr. Wallace was appointed our Chief Operating Officer on January 1, 2008. Mr. Wallace has worked with us since 1997. Previous to being appointed Chief Operating Officer he was Executive Vice President of our Escalon Digital Solutions and Trek Medical subsidiaries. He has jointly held the position of Vice President-Quality, with quality and regulatory responsibilities for all of the our companies, and has also previously served as Operations Manager at Sonomed, Inc. and Quality Manager of Escalon Medical. He had previously worked with Lunar Corp (now GE Healthcare) and Trek Medical. He holds a BS Industrial Engineering and a MS Manufacturing Systems Engineering, both from the University of Wisconsin-Madison, is a senior member of the American Society of Quality, and has over 18 years experience in the medical device industry.
Mr. O’Connor was appointed our Chief Financial Officer on June 30, 2006. Mr. O’Connor joined us from BDO Seidman, LLP where he served as a senior manager from 2004. His prior experience includes both public and private accounting roles as a manager at PricewaterhouseCoopers, LLP where he served in the middle market advisory services group from 1998 until 2000, and positions of controller and chief financial officer of Science Dynamics, a manufacturer of high tech telecom equipment, from 2000 until 2002. and Ianieri & Giampapa, LLC, a certified public accounting firm from 2002 until 2004. Mr. O’Connor holds an MBA from Rutgers University - Graduate School of Management and a B.S. from Kean University.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
Our Compensation Committee is responsible for reviewing and approving the annual compensation of our executive officers and our nonemployee directors.
Our Compensation Committee is composed solely of directors who are not our current or former employees, and each is independent under the current listing standards of Nasdaq. Our Board has delegated to our Compensation Committee the responsibility to review and approve our compensation and benefits plans, programs and policies, including the compensation of the chief executive officer and our other executive officers as well as middle-level management and other key employees. The Compensation Committee administers all of our executive compensation programs, incentive compensation plans and equity-based plans and provides oversight for all of our other compensation and benefit programs.
The key components of the compensation program for executive officers are base salary, bonus and long-term incentives in the form of stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn superior rewards when merited by individual and corporate performance.

Objectives of Compensation Program
Our Compensation Committee intends to govern and administer compensation plans to support the achievement of our long-term strategic objectives, to enhance shareholder value, to attract, motivate and retain highly qualified employees by paying them competitively and rewarding them for their own and our success.
We have no retirement plans or deferred compensation programs in effect for our non-employee directors except for our 401(k) plan in which the executive officers are eligible to participate and our executive officers and our Supplemental Executive Retirement and Benefit Agreement with Richard J. DePiano, our Chairman. Compensation is generally paid as earned. We do not have an exact formula for allocating between cash and non-cash compensation, which has been in the form of stock options. We do not have a nonequity incentive plan, as that term is used in the FASB issued authoritative guidance related to share based payments.

To the extent consistent with the foregoing objectives, our Compensation Committee also intends to maximize the deductibility of compensation for tax purposes. The Committee may, however, decide to exceed the tax deductible limits established under Section 162(m) of the Internal Revenue Code, of 1986, as amended, or the Code, when such a decision appears to be warranted based upon competitive and other factors.
What Our Compensation Program Is Designed to Reward
The key components of the compensation program for executive officers are base salary, bonus and long-term incentives in the form of stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn superior rewards when merited by individual and corporate performance.
Stock price performance has not been a factor in determining annual compensation insofar as the price of our common stock is subject to a number of factors outside our control. We have endeavored through the grants of stock options to the executive officers to incentivize individual and team performance, providing a meaningful stake in us and linking them to a stake in our overall success.
Elements of Our Compensation Plan and How Each Element Relates to Objectives
There are three primary elements in the compensation package of our executive officers: base salary, bonus and long-term incentives.
Base Salaries
Base salaries for our executive officers are designed to provide a base pay opportunity that is appropriately competitive within the marketplace. Adjustments to each individual’s base salary are made in connection with annual performance reviews in addition to the assessment of market competitiveness.
Bonus
Our Compensation Committee establishes a bonus program for executive officers and other managers and key employees eligible to participate in the program. The program is based on a financial plan for the fiscal year and other business factors. The amount of bonus, if any, hinges on corporate profitability and our overall cash position, and on the performance of the participant in the program. Provision for bonus expense is typically made over the course of a fiscal year. The provision becomes fixed, based on the final review of the Compensation Committee, which is usually made after the financial results of the fiscal year have been reviewed by our independent accountants. For fiscal 2016, there were two factors that determined executive bonuses, our profitability and a discretionary component. Profitability is the dominant factor under the bonus plan. For the year ended June 30, 2016, Mr. DePiano, Mr. DePiano, Jr. Mr. Wallace and Mr. O’Connor did not receive a bonus due to net loss incurred during this period.

Long-Term Incentives
Grants of stock options under our stock option plans are designed to provide executive officers and other managers and key employees with an opportunity to share, along with shareholders, in our long-term performance. Stock option grants are generally made annually to all executive officers, with additional grants being made following a significant change in job responsibility, scope or title or a significant achievement. The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with us, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.
Stock options granted under the various stock option plans generally have had a five-year vesting schedule and generally have been set to expire ten years from the date of grant. The exercise price of options granted under the stock option plans is at no less than 100% of the fair market value of the underlying stock on the date of grant. The number of stock options granted to each executive officer is determined by the Compensation Committee based upon several factors, including the executive officer’s salary, performance and the estimated value of the stock at the time of grant, but the Compensation Committee has the flexibility to make adjustments to those factors in its discretion.
How Amounts Were Selected for Each Element of an Executive’s Compensation
Each executive’s current and prior compensation is considered in setting future compensation. Base salary and the long-term incentives are not set with reference to a formula.
A target bonus, or portion thereof, is earned, based on fulfillment of conditions, paramount of which is our profitability.
As a general rule option awards are made in the first or second quarter of a year and after the financial results for the prior year have been audited and reported to the board of directors. Grants and awards are valued, and exercise prices are set, as of the date the grant or award is made. Exceptions to the general rule may arise for grants made to recognize a promotion or to address the effect of expiring options.
The Compensation Committee has considered whether our overall compensation program for employees in fiscal 2016 creates incentives for employees to take excessive or unreasonable risks that could materially harm the company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted, the uniformity of compensation practices across our company, as a baseline for bonus plan targets for our management.

Accounting and Tax Considerations
On July 1, 2007, we adopted in the FASB issued authoritative guidance related to share based payments. Under this accounting standard, we are required to value stock options granted in fiscal year 2007 and in subsequent fiscal years under the fair value method and expense those amounts in the income statement over the vesting period of the stock option. We were also required to value unvested stock options granted prior to our adoption of the FASB issued authoritative guidance related to share based payments under the fair value method and amortize such expense in the income statement over the stock option’s remaining vesting period. A material portion of such amortizing expense relates to option grants made to our executive officers.
Under Section 162(m) of the Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. The compensation committee has been advised that based upon prior shareholder approval of the material terms of our stock option plans, compensation under these plans is excluded from this limitation, provided that the other requirements of Section 162(m) are met. However, when warranted based upon competitive and other factors, the compensation committee may decide to exceed the tax deductible limits established under Section 162(m) Code. The base salary provided to each executive in 2014, 2015 and 2016 did not exceed the limits under Section 162(m) for tax deductibility; no executive exercised any options in 2014, 2015 or 2016.

Overview of Executive Employment Agreements
On September 18, 2013, the Board of Directors authorized compensation of $50,000 per year to Richard J. DePiano, our Chairman. The current base salary provided by the Board of Directors as adjusted for yearly cost of living adjustments, is $50,000 per year, and provides for additional incentive compensation in the form of a cash bonus to be paid to Mr. DePiano at the discretion of our board of directors and also provides for health and long-term disability insurance.
On June 23, 2005, we entered into a Supplemental Executive Retirement Benefit Agreement with Mr. DePiano. The agreement provides for the payment of supplemental retirement benefits to the covered executive in the event of the covered executive’s termination of services with the Company under the following circumstances:

•
The Company is obligated to pay the executive $8,491 per month for life, with payments commencing the month after retirement. The payout continued in 2016. If the covered executive were to die within a period of three years after such retirement, the Company would be obligated to continue making such payments until a minimum of 36 months payments have been made to the covered executive and his beneficiaries in the aggregate.

As of June 30, 2016 and 2015 approximately $937,000 and $899,000 was accrued retirement benefits, respectively.

Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain summary information concerning compensation that we paid or accrued to or on behalf of each of our executive officers during each of the fiscal years ended June 30, 2016 and 2015 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Richard J. DePiano	2016	31,000			$6,038			$111,981	$149,019
Chairman	2015	50,000			$15,264			$110,391	$175,655
									—
Richard J. DePiano, Jr.	2016	182,000	—	—	$18,690	—	—	$12,222	$212,912
Chief Executive Officer	2015	215,000	—	—	$18,690	—	—	$11,310	$245,000
									—
Robert M. O’Connor	2016	181,000	—	—	$14,537	—	—	$11,922	$207,459
Chief Financial Officer	2015	212,589	—	—	$14,537	—	—	$10,842	$237,968
									—
Mark Wallace	2016	154,000	—	—	$14,537	—	—	$810	$169,347
Chief Operating Officer	2015	175,000	—	—	$14,537	—	—	$810	$190,347

(1)The amounts listed represent the aggregate fair value computed as of the grant date of each option during the years indicated in accordance with Financial Accounting Standards Board Accounting Standard Codification (FASB ASC) Topic 718.
(2)Includes payment of, (a) an automobile allowance and (b) insurance premiums paid for life insurance. For Mr. DePiano, incudes payment of $101,891under his supplemental Executive Retirement Agreement in 2016.

Outstanding Equity Plan Based Awards at Fiscal Year-End—2016
The following table sets forth certain information regarding grants of equity awards held by the named executive officers as of June 30, 2016.
Option Awards

Option Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date
	Exercisable	Unexercisable
Richard J. DePiano
	25,000	—	—	3.05		11/13/2017
	25,000	—	—	2.22		9/26/2018
	20,000	—	—	1.51		11/16/2019
	10,000	—	—	1.57		5/7/2024
Richard J. DePiano, Jr.
	20,000	—	—	3.05		11/13/2017
	20,000	—	—	2.22	2.22	9/26/2018
	12,000	—	—	1.51		11/16/2019
	45,000	—	—	1.57		5/7/2024
Robert M. O’Connor
	20,000	—	—	3.05		11/13/2017
	20,000	—	—	2.22		9/26/2018
	12,000	—	—	1.51		11/16/2019
	35,000	—	—	1.57		5/7/2024
Mark Wallace	5,000	—	—	3.05		11/13/2017
	20,000	—	—	2.22		9/26/2018
	10,000	—	—	1.51		11/16/2019
	35,000	—	—	1.57		5/7/2024

(1)These options were granted under our Equity Incentive Plans and have a term of ten years, subject to earlier termination in certain events. The options granted to Mr. DePiano, Sr. vest over a two-year period. Options granted to Mr. DePiano, Jr., Mr. O’Connor and Mr. Wallace vest over a five-year period. No options were exercised by the named executives during the year ended June 30, 2016.
Potential Payments upon Termination or Change-in-Control
Mr. O’Connor, pursuant to his offer letter, will be entitled to a severance payment equal to 100% of his annual base salary and an increase of his annual base salary to $250,000 in connection with a change of control.
If a change of control had occurred on June 30, 2016, the aggregate amount of payments would have been $250,000 to Mr. O'Connor.

The following table shows securities authorized for issuance under equity compensation plans as of June 30, 2016.

Plan Category	Number of Shares to be issued upon exercise of outstanding stock options (a)	Weighted-average exercise price of outstanding stock options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)) (c)
Equity Compensation plans approved by shareholders	616,500	$2.27	66,859
Equity Compensation plans not approved by shareholders	—	—	—
	616,500	$2.27	66,859

Report of Our Compensation Committee
The following report of our Compensation Committee does not constitute proxy solicitation material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of or the Exchange Act, except to the extent that we specifically incorporate this Compensation Committee report by reference therein.
We have reviewed and discussed with management the Compensation Discussion and Analysis to be included in our Form 10-K for the year ended June 30, 2016. Based on the reviews and discussions referred to above, we recommend to our board of directors that the Compensation Discussion and Analysis referred to above be included in our Form 10-K for the year ended June 30, 2016.
Compensation Committee:
Sean Closkey
C. Todd Trusk
Lisa A. Napolitano
November 1, 2016
COMPENSATION OF DIRECTORS
The compensation committee of our board recommends director compensation to our board of directors based on factors it considers appropriate, market conditions and trends and the recommendations of management. In fiscal 2016, none of our non-employee directors received any compensation.

Compensation Committee Interlocks and Insider Participation
No members of our Compensation Committee are former or current officers, or have other interlocking relationships, as defined by the SEC.
Related Person Transactions
We recognize that related person transactions present a heightened risk of conflicts of interest and can create the appearance of a conflict of interest. Therefore, all proposed related person transactions are disclosed to our Audit Committee and our Board before we enter into the transaction, and, if the transaction continues for more than one year, the continuation is reviewed annually by our Board.

AUDIT AND NON-AUDIT FEES
Our Audit Committee approves the fees and other significant compensation to be paid to our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. We provide appropriate funding, as determined by our Audit Committee, for payment of fees and other significant compensation to our independent registered public accounting firm. Our Audit Committee also preapproves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for us by our independent registered public accounting firm. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent public auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
Our Audit Committee reviewed and discussed with our current independent registered public accounting firm, Mayer Hoffman McCann P.C., the following fees for services rendered for the 2016 fiscal year and considered the compatibility of any non-audit services with Mayer Hoffman McCann P.C.’s independence. A representative of our independent registered public accounting firm, Mayer Hoffman McCann P.C., is expected to attend our annual meeting. A representative Mayer Hoffman McCann P.C., will have an opportunity to make a statement and respond to questions at our annual meeting.

The following table sets forth the aggregate fees billed to us by Mayer Hoffman McCann, LLP, our principal accountant for the fiscal years ended June 30, 2016 and 2015.

	For the years ended June 30,
	2016	2015
Audit Fees	$125,000	$125,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$125,000	$189,000

Report of the Audit Committee
The following report of our Audit Committee shall not be deemed proxy solicitation material, and shall not be deemed filed with the SEC or incorporated by reference into any of our filings under the Exchange Act or the Securities Act of 1933.
The Audit Committee of our Board was established in accordance with the Exchange Act and reviews the financial reporting process, including the overview of our financial reports and other financial information we provide to governmental or regulatory bodies, the public and others who rely thereon; our systems of internal accounting and financial controls; the selection, evaluation and retention of our independent registered public accounting firm; and the annual independent audit of our financial statements.
Each of our Audit Committee members satisfies the independence requirements of the Exchange Act and Nasdaq rules and complies with the financial literacy requirements thereof. Our Board has determined that all members of Audit Committee, Sean Closkey, Lisa A. Napolitano and C. Todd Trusk satisfy the financial expertise requirements and have the requisite experience as defined by the SEC’s rules. Our Board adopted a written charter for our Audit Committee. The full text of the Audit Committee Charter as currently in effect is available on our web site. Our Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.
Our Audit Committee has reviewed our audited consolidated financial statements and discussed those statements with management. Our Audit Committee has also discussed with Mayer Hoffman McCann P.C., our independent registered public accounting firm during fiscal 2016, the matters required to be discussed by standards of the Public Company Accountancy Oversight Board (United States) (PCAOB), including PCAOB Accounting Standard No. 16, Communications With Audit Committees, and the rules of the SEC.
Our Audit Committee received from Mayer Hoffman McCann P.C. and reviewed the written disclosures required by applicable requirement of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with Mayer Hoffman McCann P.C. matters relating to its independence required by Rule 3526 of the PCAOB. Our Audit Committee also considered the compatibility of the provision of non-audit services by Mayer Hoffman McCann P.C. with the maintenance of Mayer Hoffman McCann P.C.’s independence.

On the basis of these reviews and discussions, our Audit Committee recommended to our Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and be filed with the SEC.

November 1, 2016	Submitted by:

Audit Committee
C. Sean Closkey
Lisa A. Napolitano
C. Todd Trusk

SHAREHOLDER PROPOSALS
Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2016 annual meeting of shareholders must deliver such proposal in writing to our Secretary at our principal executive offices at 435 Devon Park Drive, Building 100, Wayne, PA 19087 on or before the close of business on or before January 18, 2018.
Pursuant to Section 2.3 of our Bylaws, if a shareholder wishes to present at our 2016 annual meeting of shareholders (i) a proposal relating to nominations for and election of directors for consideration by the Governance and Nominating Committee of our Board, (ii) a proposal relating to a matter other than nominations for election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our Bylaws, which are summarized below. Written notice of any such proposal containing the information required under our Bylaws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Governance and Nominating Committee in care of our Secretary, for nomination proposals only, or to the attention of our Secretary for all other matters, at our principal executive offices at 435 Devon Park Drive, Building 100, Wayne, PA 19087 during the period commencing on January 28, 2018 and ending on February 10, 2018.
A written proposal of nomination for a director must set forth:

•	the name and address of the shareholder who intends to make the nomination (the “Nominating Shareholder”);

•	the name, age, business address and, if known, residence address of each person so proposed;

•	the principal occupation or employment of each person so proposed for the past five years;

•	the number of shares of our capital stock beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock;

•
a description of any arrangement or understanding between each person so proposed and the Nominating Shareholder with respect to such person’s proposal for nomination and election as a director and actions to be proposed or taken by such person as a director;

•	the written consent of each person so proposed to serve as a director if nominated and elected as a director; and

•	such other information regarding each such person as would be required under the proxy rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.
Only candidates nominated by shareholders for election as a member of our Board in accordance with our Bylaw provisions as summarized herein will be eligible for consideration by the Governance and Nominating Committee to be nominated for election as a member of our Board at our 2017 annual meeting of shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2017 annual meeting of shareholders.
A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders. Only shareholder proposals submitted in accordance with the Bylaw provisions summarized above will be eligible for presentation at our 2017 annual meeting of shareholders, and any matter not submitted to our Board in accordance with such provisions will not be considered or acted upon at our 2017 annual meeting of shareholders.

(PROPOSAL NO. 2)
RATIFICATION OF SELECTION OF AUDITORS
Our Audit Committee has appointed the firm of Mayer Hoffman McCann P.C. as our independent public accounting firm for the year ending June 30, 2017.
The appointment of auditors is approved annually by the Audit Committee. In making its recommendations appointment, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. This appointment will be submitted to the shareholders for ratification at the Annual Meeting.
Although not required by law or by our Bylaws, our Board has determined that it would be desirable to request ratification of this appointment by the shareholders. If ratification is not received, the Audit Committee will reconsider the appointment. A representative of Mayer Hoffman McCann P.C. is expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.
Our Board recommends that the stockholders vote FOR ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2017.

(PROPOSAL NO. 3)

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted rules requiring public companies to provide shareholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. We are presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse the compensation paid to the officers named in the Summary Compensation Table under “Executive Compensation” (the “named executive officers”), as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

“RESOLVED, that the compensation paid to our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation SK, including the compensation Discussion and Analysis, the compensation tables and narrative discussion is hereby
APPROVED.”
Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.
We will submit a non-binding proposal regarding Executive compensation to our shareholders at our 2019 annual meeting of shareholders.

REQUIRED VOTE

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board of Directors, i.e., FOR the election of our nominees for Class II directors, FOR the ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2017 and to approve, by non-binding vote, the compensation of the company's executive officers described in the accompanying proxy statement.

OTHER MATTERS
Our Board does not know of any matters to be presented for consideration at our annual meeting other than the matters described in the notice of annual meeting, but if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,

Richard J. DePiano
Chairman
May 18, 2017
Wayne, Pennsylvania
Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the 1.0.0.11699

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Lisa A. Napolitano

02 0000000000

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000338769_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com.

The undersigned hereby appoints Richard J. DePiano, Jr and Mark Wallace, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of shareholders (the "Annual Meeting") of Escalon Medical Corp. (the "Company") to be held at the offices of the Company, 435 Devon Park Drive, Building 100, Wayne, PA 19087, on June 29, 2017 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned if personally present, would be entitled to vote.

This proxy, when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" the nominee listed for Class II Director and "FOR" to ratify the selection of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.

0000338769_2 R1.0.1.15

Continued and to be signed on reverse side